21Shares FTSE Crypto 10 Index ETF (TTOP)
Listed on NYSE Arca, Inc.

Summary Prospectus
April 30, 2026

www.21shares.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.21shares.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.
Investment Objective
The 21Shares FTSE Crypto 10 Index ETF (the “Top 10 Fund” or the “Fund”) seeks to track, before fees and expenses, the price performance of the FTSE Crypto 10 Select Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1,2]	1.07%
Total Annual Fund Operating Expenses	1.57%

1.“Other Expenses” consists of interest expense incurred in connection with the Fund’s reverse repurchase agreements. It is a cost of investing in reverse repurchase agreements similar to other investment-related expenses, but is required to be reflected as a Fund expense for accounting purposes. The amount shown has been annualized to reflect a full fiscal year of operations.
2.Teucrium Investment Advisors, LLC (the “Adviser”), also serves as the investment adviser to the Subsidiary (defined below), and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 0.50% to be paid by the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$160	3 Years	$496
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period November 13, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an exchange-traded fund (“ETF”) that employs a “passive management” (or indexing) investment approach designed to track, before fees and expenses, the price performance of the Index. The Fund does not try to outperform the Index and does not seek to invest in temporary defensive positions when markets decline or appear overvalued.
The Index measures the performance of the top ten largest crypto assets globally, ranked by their market capitalization (collectively, the “Underlying Crypto Assets”). All crypto assets that meet the Index eligibility criteria may be included in the Index. The Index is reconstituted and rebalanced quarterly in March, June, September and December. Therefore, the crypto assets represented in the Index are likely to change over time. Each crypto asset’s weighting in the Index is based solely on its market capitalization. A crypto asset’s market capitalization is defined as its “circulating” supply (i.e., the total number of coins or tokens currently available for trading in the market) as of the last day of the month prior to the Index’s quarterly rebalance month multiplied by its price on the Wednesday after the first Friday of the Index’s quarterly rebalance month. The Index Provider (as defined below) determines the circulating supply and the price of each crypto asset included in the Index using publicly available data from multiple well-established and reputable cryptocurrency trading platforms selected by the Index Provider.
As of March 31, 2026, the Index constituents include the following:

Crypto Asset	Weighting (as of March 31, 2026)
Bitcoin	72.37%
Ethereum	13.64%
Binance Coin	4.12%
XRP	4.13%
Solana	2.25%
Dogecoin	0.67%
Cardano	0.43%
The Index is constructed and maintained by FTSE Russell (the “Index Provider”). The Index Provider is not affiliated with the Fund, the Adviser, or 21Shares US LLC (the “Sub-Adviser”).
The Fund seeks to achieve its investment objective by investing primarily in securities and financial instruments that derive their value from the performance of the Underlying Crypto Assets. The Fund does not invest directly in any crypto assets, including the Underlying Crypto Assets. In seeking to achieve its investment objective, the Fund may invest in (i) exchange traded products (“ETPs”) that provide exposure to one or more Underlying Crypto Assets, including by holding one or more Underlying Crypto Assets directly; (ii) ETFs registered under the 1940 Act that provide exposure to one or more Underlying Crypto Assets; and (iii) financial instruments, including swap agreements, futures contracts, and options contracts that provide direct and indirect economic exposure to one or more Underlying Crypto Assets. The Fund may invest in ETPs, ETFs or other products managed by, sponsored by, or otherwise associated with a Sub-Adviser.
The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments that provide exposure to Underlying Crypto Assets or have economic characteristics that are substantially similar to Underlying Crypto Assets. Additional information about the securities and financial instruments in which the Fund will primarily invest is described below:
•ETPs. The Fund may invest directly in ETPs. ETPs in which the Fund may invest are designed to provide exposure to the performance of one or more Underlying Crypto Assets and either hold such crypto assets directly or are fully secured by holdings of such crypto assets (“Spot Crypto ETPs”). The Fund may invest in U.S. ETPs or non-U.S. ETPs. The U.S. ETPs generally issue shares of beneficial interest that derive their value from a basket of one or more crypto assets. Each non-U.S. ETP will generally be structured as an exchange traded note, and issue bonds that are collateralized by the respective amount of units of the particular Underlying Crypto Asset. The non-U.S. ETPs in which the Fund may invest will be listed on a European exchange and domiciled in Europe, including the United Kingdom and Channel Islands. ETPs are not registered under the 1940 Act, and thus do not provide shareholders with the protections afforded by the 1940 Act. The Fund may invest in ETPs managed by, sponsored by, or otherwise associated with the Sub-Adviser.
•ETFs. The Fund may invest in ETFs that are registered under the 1940 Act that provide exposure to one or more crypto assets (“Crypto ETFs”). ETFs are a type of open-end fund, shares of which are traded on a national securities exchange. ETFs may not hold any Underlying Crypto Assets directly, but may invest in derivatives instruments that provide exposure to various crypto assets. The Fund may invest in ETFs managed by, sponsored by or otherwise associated with the Sub-Adviser.
•Swap Agreements. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of a reference asset or benchmark, such as an index, or in the case of the Fund, the return earned on an investment in one or more Underlying Crypto Assets (each a “Crypto Swap”). It is expected that the Fund will invest in swaps that use one or more of the following as a reference asset or benchmark: (i) a reference rate or index tied to one or more Underlying Crypto Assets, (ii) Spot Crypto ETPs or Crypto ETFs, or (iii) other benchmarks that the Adviser or Sub-Adviser believes produce returns consistent with one or more Underlying Crypto Assets.
•Futures Contracts. In order to obtain exposure to Underlying Crypto Assets, the Fund may enter into, as the “buyer,” futures contracts, that trade on an exchange registered with the Commodity Futures Trading Commission (“CFTC”). The futures contracts may be tied directly to an Underlying Crypto Asset or to a Crypto ETF or Spot Crypto ETP (as described below) (“Crypto Futures Contracts”). In order to maintain its exposure to the Underlying Crypto Assets, the Fund may exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” The Fund may invest in futures contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”).
•Options. The Fund may invest in exchange traded options contracts that reference the Underlying Crypto Assets or Crypto ETFs or Spot Crypto ETPs (“Crypto Options” and, together with Crypto ETPs, Crypto ETFs, Crypto Swaps and Crypto Futures Contracts, “crypto-related investments”). The Fund may invest in options traded on an exchange registered with the CFTC, or on foreign exchanges. In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. In the U.S., exchange-traded options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”).
In seeking to achieve its investment objective, the Fund may also invest in equity securities of “crypto-related companies.” For these purposes, crypto-related companies are companies that the Adviser or a Sub-Adviser believes provide returns that generally correspond, or are closely related, to the performance of one or more Underlying Crypto Assets. Similar to other types of crypto-related investments, there can be no assurance that the returns of crypto-related companies will correspond, or be closely-related, to the performance of an Underlying Crypto Assets.
The mix of investments used to achieve the Fund’s desired exposure to the Underlying Crypto Assets is at the sole discretion of the Adviser or Sub-Adviser. The Adviser or Sub-Adviser may consider the following factors, among others, when determining the Fund’s investments: liquidity, regulatory requirements, risk mitigation measures, the Fund’s FCMs (as defined below), the financial condition of counterparties and market conditions.
The Fund also expects to engage in reverse repurchase agreements, a form of borrowing.
The Fund expects to invest in certain investments indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to one or more of the Underlying Crypto Assets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in certain investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, may invest in certain investments, such as derivatives instruments (including swaps, futures, and options), to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter (the “Asset Diversification Test”).
Although the Fund does not seek leveraged returns, investing in certain financial instruments may have a leveraging effect on the Fund. The Fund will invest in cash, cash-like instruments and/or high-quality securities (collectively, “Collateral”). The Collateral may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser or Sub-Adviser to be of comparable quality. Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in financial instruments.
In seeking to achieve its investment objective, the Fund may use either a “replication” strategy, meaning the Fund will invest in investments that provide exposure to all of the Index constituents in the approximate proportions as in the Index, or a “representative sampling” strategy, meaning it may invest in investments that provide exposure to a sample of the Index constituents whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular Underlying Crypto Asset, or a subset of Underlying Crypto Assets, such that the Fund has greater or lesser exposure to that Underlying Crypto Asset or subset of Underlying Crypto Assets than is represented by the Index. This may cause the Fund to gain exposure to crypto assets not included in the Index, but which the Adviser believes are appropriate to substitute for certain Underlying Crypto Assets. As a result, the price performance of the Fund’s portfolio may deviate from the returns of the Index.

To the extent the Index concentrates (i.e., holds more than 25% of its net assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Fund is deemed to be “non-diversified,” which means that it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund.
Information About Crypto Assets
Crypto assets are bearer assets whose ownership is secured by cryptographic protocols and incentives that operate on a network of computers utilizing blockchains, as defined below. Digital assets are intended to allow for storage and transfer without the need for a trusted intermediary. Well-known blockchains that have their own native digital assets include Bitcoin and Ethereum.
Digital assets are traded on trading venues around the world, as well as on over-the-counter and peer-to-peer markets. Digital assets can be converted to fiat currencies or into other digital assets at rates determined by supply and demand on these markets. Derivative investment products, including futures, options, and swaps contracts, are also available that allow investors to build sophisticated investment and trading strategies focused around the most prominent digital assets.
The number and diversity of market participants and companies operating in the digital asset space has also increased dramatically over the past several years. Currently, there are a wide range of companies providing services related to digital assets to retail and institutional investors. These include companies that provide trading venues, custody solutions for institutional and retail investors, investment funds, payment services, trading services, lending and collateral management, and prime brokerage.
The ownership of digital assets is recorded in a digital ledger or database (a “blockchain”). Blockchains differ from traditional databases in that they are designed not to be controlled by any single party, but rather, to be maintained by a distributed network of computers, each of which maintains and updates its own copy of the ledger. Each participant in this network is incentivized to process transactions according to a set of predetermined rules and to keep its ledger consistent with the rest of the network over time.
Principal Investment Risks
The Underlying Crypto Assets are relatively new investments. The Underlying Crypto Assets are subject to unique and substantial risks and historically have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to $0. You should be prepared for the possibility of losing your entire investment. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, Sub-Adviser or any of their affiliates.
The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Crypto Asset Risk. The Fund’s performance is subject to the risks of the crypto assets industry. The trading prices of many crypto assets, including the Underlying Crypto Assets, have experienced extreme volatility and may do so in the future. Extreme volatility in the future, including declines in the trading prices of the Underlying Crypto Assets, could have a material adverse effect on the value of the Fund’s shares and the shares could lose all or substantially all of their value. The value of the shares is subject to a number of factors relating to the fundamental investment characteristics of the Underlying Crypto Assets as crypto assets, including the fact that crypto assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Crypto assets represent a new and rapidly evolving industry, and the value of the Fund’s shares depends on the acceptance of the Underlying Crypto Assets. Changes in the governance of a crypto asset network may not receive sufficient support from users and miners, which may negatively affect that crypto asset network’s ability to grow and respond to challenges. An investor should be prepared to lose the full principal value of their investment suddenly and without warning.
A number of factors affecting the price and market for Underlying Crypto Assets held by the Fund.
◦Supply and Demand. It is believed that speculators and investors who seek to profit from trading and holding crypto assets currently account for a significant portion of demand for any crypto asset. Such speculation regarding the potential future appreciation in the price of Underlying Crypto Assets may artificially inflate or deflate the price of Underlying Crypto Assets. Market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets and significant market volatility, and cause the value of crypto asset futures to fluctuate quickly and without warning.
◦Crypto Asset Competition Risk. As of November 1, 2025, ether was the second largest digital asset by market capitalization as tracked by CoinMarketCap.com, and bitcoin and ether comprised 71.8% of the total market capitalization of the crypto asset ecosystem tracked by CoinMarketCap.com. Alternative crypto assets tracked by CoinMarketCap.com had a total market capitalization of approximately $1.0 trillion as of November 1, 2025. In addition, many consortiums and financial institutions are also researching and investing resources into private or permissioned smart contracts platforms rather than open platforms like the Ethereum Network. Competition from the emergence or growth of alternative digital assets and smart contracts platforms could have a negative impact on the demand for, and price of, bitcoin and ether and thereby adversely affect price of the Underlying Crypto Assets and the value of the Fund’s shares.
So-called “Layer 2” solutions are protocols built on top of an underlying smart contract platform blockchain, and intended to provide scalability to the underlying blockchain by increasing transaction efficiency. For example, Polygon is a smart contract platform protocol built on top of the Ethereum Blockchain; it is intended to provide scalability to Ethereum by allowing users to transact on a variety of blockchains deployed on the Ethereum Network. Under this model, Ethereum functions as the base layer, or “Layer 1” blockchain. The Polygon protocol offers developers sidechain, roll-ups and other Layer 2 solutions which can be tailored to an individual developer’s intended use case. Such solutions are intended to improve upon the transaction speed, cost and efficiency of transactions on their respective Layer 1. However, Layer 2 solutions have only been recently developed and may not function as intended. For example, smart contracts deployed on one Layer 2 solution may not be interoperable with smart contracts deployed on other Layer 2 solutions. In particular, the advent of Layer 2 solutions presents the possibility of fracturing liquidity of DeFi “decentralized applications” (“dApps”) on a smart contract platform’s mainchain by splitting such liquidity among multiple, non-interoperable Layer 2 solutions, which could limit their use case or reduce efficiency. Layer 2 solutions also rely, to various degrees, on the functionality of the underlying Layer 1 blockchain. To the extent that the Ethereum Network is viewed as an unreliable Layer 1 solution, or that other networks provide better speed, costs, efficiency and features than the Ethereum Network, use of the Ethereum Network as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, ether. In addition, DeFi dApps have been the frequent of numerous hacking and manipulation attempts, with some such attempts resulting in irreversible losses to their users. There is also considerable regulatory uncertainty regarding DeFi dApps status and compliance with a variety of legal regimes, including federal securities law, anti-money laundering laws, and federal and state money service business laws. To the extent that DeFi dApps continue to experience hacking events or adverse regulatory events, the Ethereum Networks value as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, ether.
◦Adoption and Use of Crypto Assets. Crypto assets and crypto-related investments are relatively new investments, and the continued adoption of the relevant crypto asset will require growth in its usage as a means of payment or for recordkeeping. Even if growth in crypto asset adoption continues in the near or medium-term, there is no assurance that crypto asset usage will continue to grow over the long-term. A contraction in the use of a crypto asset may result in a lack of liquidity, increased volatility in and a reduction in the price of the crypto asset.
Many digital asset networks face significant scaling challenges and are being upgraded with various features designed to increase the speed of digital asset transactions and the number of transactions that can be processed in a given period (known as “throughput”). These attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to a crypto asset’s network and the value of the Underlying Crypto Assets.
◦Risk Factors Related to the Regulation of Crypto Assets. Any final determination by a court that any crypto asset is a “security” may adversely affect the value of the Underlying Crypto Assets and the value of the Fund’s shares, and, if the Underlying Crypto Asset is not, or cannot, be registered as a security, result in a potential exclusion from the Fund.
Depending on its characteristics, a crypto asset may be considered a “security” under the federal securities laws. The test for determining whether a particular crypto asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider bitcoin or ether to be securities, and does not currently consider bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letters to a handful of promoters that their digital assets are not securities.
On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other crypto assets on the basis that the crypto assets in question are securities. More recently, the SEC has also brought enforcement actions against various crypto asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the crypto assets traded on their platforms are securities. For example, in June 2023, the SEC brought a complaint against Coinbase (the “Coinbase Complaint”) alleging violations of a variety of securities laws. In its complaint, the SEC asserted that Solana is a security under the federal securities laws. In February 2025, the SEC dismissed the Coinbase Complaint.
If an appropriate court determines that an Underlying Crypto Asset is a security, the Adviser would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws. The resolution of the current ambiguity concerning the regulatory status of crypto assets could result in negative regulatory and tax consequences for the Fund and its shareholders, including the Fund’s failure to qualify as a RIC, the consequences of which are discussed under “Tax Risk”, and the elimination of the shareholder protections afforded by the 1940 Act.
◦Largely Unregulated Marketplace. Crypto asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to crypto assets. Such manipulation could cause investors in crypto assets to lose money, possibly the entire value of their investments. Additionally, some digital asset trading platforms may not operate in compliance with applicable law, and such non-compliance may cause such platforms to close operations in certain jurisdictions and/or be subject of regulatory investigations.
Crypto asset trading venues are not subject to the same regulations as regulated securities or futures exchanges. Crypto asset trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. As a result, markets for crypto assets may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in crypto assets may lose money, possibly the entire value of their investments.
Over the past several years, a number of crypto asset trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at crypto asset trading venues make them appealing targets for hackers and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for crypto investors. Investors in crypto assets may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry showing which individuals or entities own crypto assets or the quantity of crypto assets that are owned by any particular person or entity. There are no regulations in place that would prevent a large holder or a group of holders from selling their crypto assets, which could depress the price of the applicable crypto asset, or otherwise attempting to manipulate the price of the crypto asset. Events that reduce user confidence in a crypto asset, the applicable blockchain and the fairness of crypto asset trading venues could have a negative impact on the price of a crypto asset and the value of an investment in the Fund.
If the crypto asset trading venues become subject to onerous regulations or are subject to enforcement actions by regulatory authorities (including FinCEN, SEC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service (“IRS”), the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Reserve, and state financial institution regulators), among other things, trading in the Underlying Crypto Assets may be concentrated in a smaller number of trading venues, which may materially impact the price, volatility, and trading volumes of Underlying Crypto Assets. Additionally, the trading venues may be required to comply with tax, anti-money laundering (“AML”), know-your-customer and other regulatory requirements, and compliance and reporting obligations that may make it more costly to transact in or trade Underlying Crypto Assets (which may materially impact price, volatility, or trading of Underlying Crypto Assets more generally). Each of these events could have a negative impact on the value of an investment in the Fund.
The trading of crypto assets are fragmented across numerous trading venues. The fragmentation of the volume of crypto asset transactions across multiple trading venues can lead to a higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increase the likelihood of price differences across different trading venues.
◦Cybersecurity Risk. Blockchain technology and network functionality rely on the Internet. A significant disruption or interruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and the price of crypto assets. In addition, certain features of blockchain technology, such as decentralization, open source protocol, including the code of digital contracts stored on a blockchain, that are automatically executed when predetermined terms and conditions are met (“smart contracts”), and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Cybersecurity exploitations or attacks against entities that custody or facilitate the transfers or trading of a crypto asset could result in a significant theft of the crypto asset and a loss of public confidence, which could lead to a decline in the value of the crypto asset and, as a result, adversely impact the Fund’s investment in an Underlying Crypto Asset. Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of a crypto asset’s network, such actor or botnet could alter the blockchain and adversely affect the value of the crypto asset, which would adversely affect the Fund’s investment in an Underlying Crypto Asset.
◦Forked Asset Risk. Crypto asset networks operate using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of a crypto asset network, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of a crypto asset network running in parallel, yet lacking interchangeability. For example, in August 2017, bitcoin “forked” into bitcoin and a new digital asset, Bitcoin Cash, as a result of a several year dispute over how to increase the rate of transactions that the Bitcoin network can process.

Forks may also occur as a network community’s response to a significant security breach. For example, in June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to siphon approximately $60 million of ether held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, now referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as Ether Classic (“ETC”). ETC now trades on several digital asset trading platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and ETC.
In addition, many developers have previously initiated hard forks in the blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with the Underlying Crypto Assets, such competition could impact demand for the Underlying Crypto Assets and could adversely impact the value of the Fund’s shares.
Furthermore, a hard fork can lead to new security concerns. For example, when the Ethereum and Ethereum Classic networks split in July 2016, “replay” attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. A digital asset trading platform announced in July 2016 that it had lost 40,000 ETC, worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network.
A future fork in the crypto asset network for a Underlying Crypto Asset could adversely affect the value of the Fund’s shares.
◦“Attack” Risk. All networked systems are vulnerable to various kinds of attacks. A blockchain may be vulnerable to several types of attacks, including:
▪“33% attack” where, if a validator or group of validators were to gain control of more than 33% of the total staked crypto asset on the applicable blockchain, a malicious actor could temporarily impede or delay block confirmation or even cause a temporary fork in the blockchain.
▪“50% attack” where, if a validator or group of validators acting in concert were to gain control of more than 50% of the total staked crypto asset on the blockchain, a malicious actor would be able to gain full control of the blockchain and the ability to manipulate the blockchain on a forward-looking basis, including censoring transactions following the achievement of threshold, double-spending and fraudulent block propagation, while the attacker maintains the threshold. In theory, the minority non-attackers might reach social consensus to reject blocks proposed by the malicious majority attacker, reducing the attacker's ability to engage in malicious activity, but there can be no assurance this would happen or that non-attackers would be able to coordinate effectively.
▪“>66% attack” where, if a validator or group of validators acting in concert were to gain control of more than 66% of the total staked crypto asset on the blockchain, a malicious actor could permanently and irreversibly manipulate the blockchain, including censorship, double-spending, and fraudulent block propagation, both on a forward- and backward-looking basis. The attacker could unilaterally finalize their preferred chain without the votes of any other stakers and could also reverse past finalized blocks.
Further, smart contracts on the network may create systemic risk for the price of a crypto asset in the event of an exploit. If a significant portion of a crypto asset is held by a small number of holders sometimes referred to as “whales,” these holders have the ability to manipulate the price of the crypto asset.
◦Crypto Asset Tax Risk. Current U.S. IRS guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), which could discourage the use of digital assets as a medium of exchange, especially for a holder of digital assets that has appreciated in value.
•Bitcoin Risk. Investments linked to bitcoin can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. The markets for bitcoin may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates.

A number of factors impact the price and market for bitcoin.
◦Adoption and Use of Bitcoin. The continued adoption of bitcoin will require growth in its usage as a means of payment. Even if growth in bitcoin adoption continues in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. The slowness of transaction processing and the variability of transaction fees are significant impediments to the widespread adoption of bitcoin. To address these issues, participants have created secondary networks that layer on top of the blockchain to facilitate small, low-cost transactions (e.g., Lightning Network). These secondary networks may be more vulnerable to fraud and malicious attacks and may experience greater price volatility. In addition, participants have been slow to adopt these secondary networks. If the adoption and use of bitcoin slows or contracts, bitcoin may become less liquid, and the price of bitcoin may experience greater volatility.
◦Competition From Other Blockchains and Digital Assets. It is possible that other blockchains will emerge that are similarly designed to serve as an alternative payment system, such as those focused on privacy through the use of zero-knowledge cryptography. These alternative blockchains have in the past and may in the future seek to compete with the Bitcoin Network by offering networks that improve the speed of transaction processing, address issues in the finality and variability of transaction fees in the Bitcoin Networks, and with lesser volatility in the digital asset’s price than bitcoin. In addition, it is also possible that other digital assets and trading systems could become more widely accepted and used than bitcoin. The market demand for these alternative blockchains may reduce the market demand for bitcoin which would adversely impact the price of bitcoin.
◦The Regulatory Environment Relating to Bitcoin. The regulation of bitcoin, digital assets, digital asset trading venues, and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for bitcoin businesses to provide services, which may impede the growth of the bitcoin economy and have an adverse effect on adoption of bitcoin. In addition, certain bitcoin businesses may be operating out of compliance with regulations. Future regulatory changes or enforcement actions by regulatory authorities may alter, perhaps to a material extent, the ability to buy and sell bitcoin. Similarly, future regulatory changes or enforcement actions could impact the ability of the Fund to achieve its investment objective or alter the nature of an investment in the Fund or the ability of the Fund to continue to operate, as planned.
◦Declining Mining Compensation. Transactions in bitcoin are processed by miners which are compensated in bitcoin based on a declining payment schedule and, in some instances, by voluntary fees paid by participants. If this compensation is not sufficient to incentivize miners to process transactions, the confirmation process for transactions may slow and the bitcoin Network may become more vulnerable to malicious actors. These and similar events may have a significant adverse effect on the price and liquidity of Bitcoin and the value of an investment in the Fund.
◦Bitcoin Market Volatility Risk. The price of bitcoin has historically been highly volatile. The value of the Fund’s exposure to bitcoin could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund you should not invest in the Fund.
Trading prices of bitcoin and other digital assets have experienced significant volatility and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for bitcoin. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout bitcoin’s history. Such volatility is expected to persist.
◦Environmental Risk. Bitcoin mining currently requires computing hardware that consumes large amounts of electricity. By way of electrical power generation, many bitcoin miners rely on fossil fuels to power their operations. Public perception of the impact of bitcoin mining on climate change may reduce demand for bitcoin and increase the likelihood of regulation that limits bitcoin mining or restricts energy usage by bitcoin miners. Such events could have a negative impact on the price of bitcoin and the performance of the Fund.
•Ether Risk. Investments linked to ether can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates.
The value of the Shares relates closely to the value of ether, and fluctuations in the price of ether could adversely affect the value of the Shares. Due to the nature of private keys, ether transactions are irrevocable, and stolen or incorrectly transferred ether may be irretrievable. As a result, any incorrectly executed ether transaction, to the extent it affects the market price of ether, could adversely affect an investment in the Fund. ether accounts are subject to security threats that could result in losses of assets. The Ethereum Network’s decentralized governance structure may negatively affect its ability to grow and respond to challenges.
A number of factors affect the price of and market for ether.

◦Adoption and Use of Ether. Ether is a relatively new investment, and the continued adoption of ether will require growth in its usage as a means of payment. Even if growth in ether adoption continues in the near or medium-term, there is no assurance that ether usage will continue to grow over the long-term. A contraction in the use of ether may result in a lack of liquidity and increased volatility in and a reduction to the price of ether.
◦Declining Validator Rewards. Transactions in ether are processed by validators, which are compensated in ether based on a declining payment schedule and, in some instances, by voluntary fees paid by participants. If this compensation is not sufficient to incentivize validators to process transactions, the confirmation process for transactions may slow and the Ethereum Network may become more vulnerable to malicious actors. These and similar events may have a significant adverse effect on the price and liquidity of ether and the value of an investment in the Fund.
◦Forks. The open-source nature of the Ethereum protocol permits any developer to review the underlying code and suggest changes. If some users and validators adopt a change while others do not and that change is not compatible with the existing software, a fork occurs. Several forks have already occurred in the Ethereum Network, resulting in the creation of new, separate digital assets. Similar events could adversely affect the price and liquidity of ether and the value of an investment in the Fund. A fork may be intentional, such as the Ethereum “Merge.” The “Merge” represents the Ethereum Network’s shift from a proof-of-work consensus mechanism to a proof-of-stake consensus mechanism. This means that instead of being required to solve complex mathematical problems, validators are required to stake ether. Ethereum staking is the process of locking up an amount of ether for a specified period of time in order to contribute to the security of the blockchain and earn network rewards. Validators are required to stake ether in order to perform validation activities and then, as a reward, earn newly created ether. Validation activities include verifying transactions, storing data, and adding to the Ethereum Blockchain.
A temporary or permanent “fork” of the Ethereum Blockchain could adversely affect the short-, medium-, or long-term value of ether and an investment in the Fund. A “hard fork” of the Ethereum Network, where less than a substantial majority of users or validators (under the current proof-of-stake model) consent to a proposed modification and the modification is not compatible with the software prior to its modification, could result in one group of users running the pre-modified software and the other running the modified software. If validators expend fewer resources on the Ethereum Network, it could increase the likelihood of a malicious actor obtaining control. The Ethereum Network has forked in the past. In 2016, a fork resulted in the creation of Ethereum and Ethereum Classic networks. In connection with the network upgrade on September 15, 2022, a group of miners wishing to continue the proof-of-work model forked the network to create a new blockchain that continues to use proof-of-work consensus. Following a fork, holders of one asset, such as ether, will hold equal amounts of assets resulting from the fork, in this case, assets on the Ethereum proof- of-work blockchain.
◦Pricing Volatility Risk. The price of ether has experienced periods of extreme volatility. Ethereum price volatility may be influenced by, among other things, trading activity on and the closing of digital asset trading platforms (including those featuring leveraged trading) due to fraud, failure, security breaches or otherwise. Ether price volatility also may be influenced by momentum pricing. Also, speculation by traders and investors regarding the potential future appreciation in the value of ether may inflate the price of ether. Conversely, a decrease in demand or speculation for, or government regulation (including, without limitation, the tax treatment of Ethereum transactions) and the perception of onerous regulatory actions, may cause a drop in the price of ether. Further, developments related to the Ethereum Network’s operations, individual digital asset trading platforms, and the overall Ethereum market also contribute to the volatility in the price of ether. In addition, there is potential for herd behavior (e.g., multiple funds trying to exit positions at the same time) when there is extreme volatility.
Ether is exposed to instability in other speculative parts of the blockchain and crypto asset industry, such that an event that is not necessarily related to the security or utility of the Ethereum Network can nonetheless precipitate a significant decline in the price of ether. Several recent developments in the digital asset economy resulted in a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly, and market-wide declines in digital asset trading prices and liquidity.
Since the fourth quarter of 2021 to date in 2025, digital asset prices have fluctuated widely. This has led to volatility and disruption in the digital asset markets and financial difficulties for several prominent industry participants, including digital asset trading venues, hedge funds and lending platforms. For example, in the first half of 2022, digital asset lenders Celsius Network LLC and Voyager Digital Ltd. and digital asset hedge fund Three Arrows Capital each declared bankruptcy. This resulted in a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.
In November 2022, FTX, the third largest digital asset trading venue by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency. Shortly thereafter, FTX’s CEO resigned, and FTX and several affiliates of FTX filed for bankruptcy. The U.S. Department of Justice subsequently brought criminal charges, including charges of fraud, violations of federal securities laws, money laundering, and campaign finance offenses, against FTX’s former CEO and others.

Continued disruption and instability in the digital asset markets as these events develop, including further declines in the trading prices and liquidity of the Fund’s holdings, could have a material adverse effect on the value of the Shares, and the Shares could lose all or substantially all of their value.
◦Intellectual Property Rights Claims. No single entity owns the Ethereum Network. However, with the growing adoption of ether and the significant increase in speculative activity surrounding ether and digital assets, third parties may be increasingly motivated to assert intellectual property rights claims relating to the operation of the Ethereum Network or applications built upon the Ethereum Blockchain. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Ethereum Network’s or the Ethereum Blockchain’s long-term viability or the ability of end-users to hold and transfer ether may adversely affect the price of ether and adversely affect the ether futures. Additionally, a meritorious intellectual property rights claim could prevent end-users from accessing the Ethereum Network or holding or transferring their ether. As a result, an intellectual property rights claim against Ethereum Network participants could have a material adverse impact on the Fund.
•Binance Coin Risk. The price of Binance Coin (“BNB”) as determined by the BNB market has experienced periods of extreme volatility and may be influenced by a wide variety of factors. Speculators and investors who seek to profit from trading and holding BNB generate a significant portion of BNB demand. Such speculation regarding the potential future appreciation in the value of BNB may cause the price of BNB to increase. Conversely, a decrease in demand for or speculative interest regarding BNB may cause the price to decline.
Digital assets such as BNB were only introduced within the past 15 years, and the medium to long term value of the Shares is subject to a number of factors over time relating to the capabilities and development of blockchain technologies, such as the recentness of their development, their dependence on the internet and other technologies, their dependence on the role played by users, developers validators and the potential for malicious activity. BNB itself was launched only in 2017. For example, the realization of one or more of the following risks could materially adversely affect the value of the Shares: digital asset networks, including the BNB peer-to-peer network and associated blockchain ledger (such blockchain, together with the peer-to-peer network, the “BNB Chain” or “Layer 1 BNB Chain”), and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, digital assets may not function as intended and parties may be unwilling to use digital assets, which would dampen the growth, if any, of digital asset networks. Because BNB is a digital asset, the value of the Shares is subject to a number of factors relating to the fundamental investment characteristics of digital assets, including the fact that digital assets are bearer instruments and loss, theft, compromise, or destruction of the associated private keys could result in permanent loss of the asset.
The BNB Chain, including the cryptographic and algorithmic protocols supporting its operation, has only been in existence since 2019. While the BNB token was initially launched in 2017 on the Ethereum blockchain as an ERC-20 token, it migrated to the BNB Chain following its launch. BNB markets have a limited performance record, making them part of a new and rapidly evolving industry that is subject to a variety of factors that are difficult to evaluate. For example, the following are some of the risks could materially adversely affect the value of the Shares:
◦Digital assets, including BNB, are controllable only by the possessor of both the unique public key and private key or keys relating to the BNB Chain address, or “wallet”, at which the digital asset is held. Private keys must be safeguarded and kept private in order to prevent a third party from accessing the digital asset held in such wallet. The loss, theft, compromise or destruction of a private key required to access a digital asset may be irreversible. If a private key is lost, stolen, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the digital asset corresponding to that private key and the private key will not be capable of being restored by the digital asset network resulting in the total loss of the value of the digital asset linked to the private key.
◦Digital asset networks are dependent upon the internet. A disruption of the internet or a digital asset network, such as the BNB Chain, would affect the ability to transfer digital assets, including BNB, and, consequently, their value.
◦The foregoing notwithstanding, the BNB Chain’s protocol is informally overseen by a collective of core developers who propose amendments to the relevant network’s source code. Core developers’ roles evolve over time, largely based on self-determined participation. If a significant majority of users and validators were to adopt amendments to the BNB Chain based on the proposals of such core developers, the BNB Chain would be subject to new protocols that may adversely affect the value of BNB.
◦To the extent that validators on the BNB Chain decline to include transactions in blocks due to insufficient or absent transaction fees, such transactions may not be recorded until a validator accepts the lower fee or includes the transaction regardless of fee size. If a significant number of validators adopt similar fee thresholds, this could result in delays in transaction processing. Any prolonged or widespread delays in transaction inclusion may undermine user confidence in the BNB Chain or in digital asset networks more broadly.

◦As the BNB Chain continues to develop and grow, certain technical issues might be uncovered and the trouble shooting and resolution of such issues requires the attention and efforts of BNB Chain’s global development community. Like all software, the BNB Chain is at risk of vulnerabilities and bugs that can potentially be exploited by malicious actors.
◦Many digital asset networks, including the BNB Chain, face significant scaling challenges and are being upgraded with various features designed to increase the speed of digital asset transactions and the number of transactions can be processed in a given period (known as “throughput”). These attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to the BNB Chain and the value of BNB.
◦Moreover, in the past, bugs, defects and flaws in the source code for digital assets have been exposed and exploited, including flaws that disrupted normal blockchain network or DApp and smart contract operations or disabled related functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying the BNB Chain or BNB as an asset could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the BNB Chain or take the Trust’s BNB, which would adversely affect the value of the Shares. Moreover, normal operations and functionality of the BNB Chain may be negatively affected. Such losses of functionality could lead to the BNB Chain losing attractiveness to users, nodes, validators, or other stakeholders, thereby dampening demand for BNB. Even if another digital asset other than BNB were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Shares.
◦The BNB Chain is still in the process of developing and making significant decisions that will affect policies that govern the supply and issuance of BNB as well as other BNB Chain protocols. The open-source nature of many digital asset network protocols, such as the protocol for the BNB Chain, means that developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such protocols. As a result, the developers and other contributors of a particular digital asset may lack a financial incentive to maintain or develop the network, or may lack the resources to adequately address emerging issues. Alternatively, some developers may be funded by companies whose interests are at odds with other participants in a particular digital asset network. If the BNB Chain does not successfully develop its policies on supply and issuance, and other major design decisions or does so in a manner that is not attractive to network participants it could lead to a decline in adoption of the BNB Chain and price of BNB.
◦Software applications running on top of the BNB Chain (often referred to as “decentralized applications” or “DApps”, whether or not decentralized in fact) and smart contract developers depend on being able to obtain BNB to be able to run their programs and operate their businesses. In particular, decentralized applications and smart contracts require BNB in order to pay the transaction fees needed to pay validators to execute transactions and smart contract operations. As such, they represent a significant source of demand for BNB. BNB's price volatility (particularly where BNB prices increase), or the BNB Chain's wider inability to meet the demands of decentralized applications and smart contracts in terms of inexpensive, reliable, and prompt transaction execution (including during congested periods), or to solve its scaling challenges or increase its throughput, may discourage such decentralized application and smart contract developers from using the BNB Chain as the foundational infrastructure layer for building their applications and smart contracts. If decentralized application and smart contract developers abandon the BNB Chain for other blockchain or digital asset networks or protocols for whatever reason, the value of BNB could be negatively affected.
◦The perception that BNB Chain and BNB are associated with Binance could cause BNB’s value to be affected by developments involving or affecting Binance. For example, in 2023 the SEC filed a lawsuit against Binance, alleging, inter alia, that the offering and sale of BNB by Binance was an unregistered securities offering. The district court’s decision in SEC v. Binance Holdings Ltd. et al., 738 F.Supp.3d 20, 48-58 (D.D.C. Aug. 23, 2024), ruled that, while the SEC’s allegations regarding the manner in which Binance offered and sold BNB as part of the initial distribution of BNB were sufficient at the motion to dismiss stage, the SEC’s complaint did not include sufficient facts to support a plausible inference that any particular secondary sales of BNB satisfy the Howey test for an investment contract. In 2023, the Department of Justice, Office of Foreign Assets Control (“OFAC”), Financial Crimes Enforcement Network (“FinCEN”), and the CFTC reached a series of settlements with Binance for charges involving violations of U.S. laws governing money laundering, sanctions, registration as a money services business, and registration under the Commodity Exchange Act, among others. If Binance were subject to operating restrictions or was no longer able to facilitate trading in BNB, the liquidity and market value of BNB would be negatively affected, causing the Shares to decline in value. If BNB were no longer able to be used for trading fee discounts on Binance, the demand for BNB would be negatively affected, which would likewise negatively impact BNB’s market value and therefore the value of the Shares. Likewise, negative developments, publicity, or sentiment relating to Binance or its principals could affect market demand for, and value of, BNB.
Moreover, because digital assets, including BNB, have been in existence for a short period of time and are continuing to develop, there may be additional risks in the future that are impossible to predict as of the date of this Prospectus.

•XRP Risk. The market for XRP may become illiquid. This market may fluctuate widely based on a variety of factors, including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease epidemics and pandemics), and changes in interest rates or inflation rates. A number of factors affect the price and market for XRP.
◦New Technology. XRP is a relatively new technological innovation with a limited operating history. XRP has a relatively limited history of existence and operations. There is a limited established performance record for the price of XRP and, in turn, a limited basis for evaluating an investment in XRP.
◦Supply and Demand of XRP. Unlike other digital assets, such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the launch of a distributed ledger upon which XRP transactions are processed and settled (the “XRP Ledger”) in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake,” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP.
Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions.
The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. For example, during periods of high market activity or speculation, the price of XRP could rapidly increase due to the inability to expand supply to match demand. This volatility could make XRP less predictable for businesses that rely on it for payments. Digital assets with a flexible supply, such as stablecoins, can adjust to maintain a stable value. XRP, however, could experience price swings that make it less attractive for everyday transactions or long-term financial planning.
The fixed supply of XRP may also not scale well with rapidly expanding use cases. To the extent more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet such growing demand, leading to supply shortages and further price volatility. In the case of massive adoption, the scarcity of XRP could raise its value too much, making it less appealing for day-to-day transactions or use as a liquidity bridge in cross-border payments, as businesses might prefer a more stable and widely available currency.
Ripple Labs holds a large portion of the XRP supply, which has led to concerns about centralization. Despite escrow mechanisms that gradually release XRP into the market, Ripple Labs still retains control over a significant portion of XRP, which can impact market dynamics if large amounts are sold. The concentration of XRP in the hands of Ripple Labs and early stakeholders could affect the market’s confidence in XRP as a decentralized asset.
◦Adoption and Use of XRP. The continued adoption of XRP will require growth in its usage as a means of exchange and payment. Even if growth in XRP adoption continues in the near or medium-term, there is no assurance that XRP usage will continue to grow over the long-term. A contraction in the use of XRP may result in a lack of liquidity, increased volatility in and a reduction to the price of XRP.
◦The Regulatory Environment Relating to XRP. The regulation of cryptocurrencies, digital assets, and related investments in the U.S. is in its nascent stages, and the nature and extent of the regulatory framework to be implemented is not yet clear. Federal and state, as well as foreign, governments may restrict the use and exchange of a crypto asset, such as XRP. Depending on its characteristics, a digital asset, including XRP, may be considered a “security” under U.S. federal and/or state securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Any enforcement action by the SEC or a state securities regulator asserting that XRP is a security, or a court decision to that effect, would be expected to have an immediate material adverse impact on the trading price of XRP, as well as the Shares. This is because the business models behind most digital assets are incompatible with regulations applying to transactions in securities. If a digital asset is determined to be a security, it is likely to become difficult or impossible for the digital asset to be traded, cleared, or custodied in the United States through the same channels used by non-security digital assets, which, in addition to materially and adversely affecting the trading value of the digital asset, is likely to significantly impact its liquidity and market participants’ ability to convert the digital asset into U.S. dollars. Any assertion that a digital asset is a security by the SEC or another regulatory authority may have similar effects.

◦Cybersecurity. The XRP Ledger has historically maintained high availability but has experienced a few notable disruptions. On February 4, 2025, the XRP Ledger experienced an unexpected halt in block production for approximately 64 minutes, during which no new ledgers were validated, temporarily pausing all transactions. The root cause remains under investigation, but preliminary analysis suggests a validation issue that prevented consensus from being reached. On November 25, 2024, the XRP Ledger faced a 10-minute disruption when several nodes crashed and restarted simultaneously, briefly halting transaction processing. The issue was traced to a caching-layer bug introduced in a prior software update, which was later addressed by the RippleX team through a recommended upgrade to the latest Rippled version. Despite these incidents, the XRP Ledger has generally been reliable, with no asset losses occurring, and built-in safety protocols ensured eventual network recovery.
•Exposure Risk. As of April 21, 2026, approximately 94.26% of the value of the Index is attributable to bitcoin, ethereum, Binance Coin and XRP, with bitcoin alone accounting for over 72.37% of the value of the Index. As such, the performance of the Index will be heavily impacted by the performance of bitcoin, and to a lesser extent ethereum, Binance Coin and XRP, as well as other Underlying Crypto Assets. As a result, the Fund’s performance may be disproportionately and significantly impacted by the poor performance of bitcoin or events materially affecting the bitcoin ecosystem. The Fund’s exposure to bitcoin makes it more susceptible to any single occurrence affecting bitcoin, bitcoin ETPs and bitcoin-based financial instruments and may subject the Fund to greater market risk than more diversified funds.
The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of constituents included in the Index, including information that may be based on assumptions and estimates. None of the Fund, the Adviser, or the Sub-Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included constituents or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant (“AP”) transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodity futures and swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser and Sub-Adviser are each registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., swap transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use futures and options contracts and swap agreements to gain exposure to the Index without purchasing constituents of the Index directly in order to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Crypto-Related Company Risk. If the Fund is unable to obtain its desired exposure to crypto-related investments, the Fund may obtain exposure by investing in securities of “crypto-related companies.” There can be no assurance that the returns of crypto-related companies will correspond, or be closely-related, to the performance of a particular Underlying Crypto Asset or the Underlying Crypto Assets as a whole. Crypto-related companies face rapid changes in technology, intense competition including the development and acceptance of competing platforms or technologies, loss or impairment of intellectual property rights, cyclical economic patterns, shifting consumer preferences, evolving industry standards, adverse effects of changes to a network’s or software’s protocols, a rapidly changing regulatory environment, and dependency on certain key personnel (including highly skilled financial services professionals and software engineers). Crypto-related companies may be susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Certain crypto-related companies may be subject to the risks associated with investing directly in Underlying Crypto Assets.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, APs, the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. Certain of the Fund’s transactions in derivatives could affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s and Sub-Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the commodity future and the price of commodity; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s and Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the designated contracts market (“DCM”), or the CFTC on the Fund, the Adviser or the Sub-Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which the transactions occur.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through an FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
◦Swaps Capacity Risk. If the Fund’s or the Subsidiary’s ability to obtain exposure to swaps consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the market for a particular Underlying Crypto Asset, a disruption to the market for a particular Underlying Crypto Asset, or as a result of margin requirements or other limitations imposed by the Fund’s swaps dealers or the CFTC or other regulators, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Sub-Adviser intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s or the Subsidiary’s ability to obtain exposure to swaps will cause the Fund’s performance to deviate from the performance of the Underlying Crypto Asset. Additionally, the ability of the Fund or the Subsidiary to obtain exposure to swaps is limited by certain tax rules that limit the amount the Fund can invest in the Subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences. See “Tax Risk” for more information.
Margin levels for swap contracts based on an Underlying Crypto Asset may be substantially higher than margin requirements for more established swaps and futures contracts. Additionally, margin requirements are subject to change, and may be raised in the future by swaps dealers or regulators. High margin requirements could prevent the Fund, or the Subsidiary, from obtaining sufficient exposure to the Underlying Crypto Asset-based swaps and may adversely affect its ability to achieve its investment objective. Further, swap counterparties utilized by the Fund or Subsidiary may impose limits on the amount of exposure to swaps contracts the Fund or Subsidiary can obtain through such counterparty. If the Fund or Subsidiary cannot obtain sufficient exposure to the Underlying Crypto Asset-based swaps, the Fund may not be able to achieve its investment objective.
◦Options Risk. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying assets do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options used by the Fund to reduce volatility may not perform as intended and may not fully protect the Fund against declines in the value of its portfolio investments. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options are highly specialized activities as the successful use of options depends on the Sub-Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser and Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
◦Foreign Exchange-Traded Options. Participation in foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign options transaction occurs. For these reasons, when the Fund trades foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. exchanges. In addition, the price of any foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Fund’s orders are placed and the time they are liquidated, offset, or exercised.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•ETF Risks. The Fund is an ETF and may invest in other ETFs. As a result, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•ETP Risk. The Fund may invest in ETPs or use them as reference assets for derivative instruments such as swaps. ETP shares trade like exchange-traded funds on a securities exchange. The price of an ETP is derived from and based upon the value of its underlying assets or investments. However, shares of ETPs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of ETP is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for ETP is based on a basket of the ETP’s investments and cash. Thus, the risks of owning an ETP generally reflects the risks of owning the underlying investment and cash that the ETP holds. Certain ETPs have a limited history of operations. Because certain ETPs are relatively new products, their shares may have a lack of liquidity, which could result in the market price of the ETP shares being more volatile than the underlying portfolio of investments and cash. Disruptions in the markets for Underlying Crypto Assets could result in losses on investment in ETPs. In addition, an actual trading market may not develop for ETP shares and the listing exchange may halt trading of ETP’s shares. ETPs may be subject to management fees and other fees that may increase their costs versus the costs of owning the underlying investments directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETP in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETPs.
If the process of creation and redemption of baskets for the ETPs encounters any unanticipated difficulties, the possibility for arbitrage transactions by authorized participants intended to keep the price of the shares closely linked to the price of the Underlying Crypto Asset(s) may not exist and, as a result, the price of the shares may fall or otherwise diverge from net asset value. The liquidity of the shares may also be affected by the withdrawal from participation of authorized participants. Security threats to the ETP account at the custodian could result in the halting of the ETP’s operations and a loss of the ETP’s assets or damage to the reputation of the ETP, each of which could result in a reduction in the value of the Fund’s Shares. The price used to calculate the value of the ETP’s Underlying Crypto Asset(s) may be volatile, adversely affecting the value of the Shares. If the ETP’s custodian agreement is terminated or its custodian fails to provide services as required, the ETP may need to find and appoint a replacement custodian, which could pose a challenge to the safekeeping of the ETP’s Underlying Crypto Asset(s), and the ETP’s ability to continue to operate may be adversely affected. Loss of a critical banking relationship for, or the failure of a bank used by, the ETP’s prime execution agent could adversely impact the ETP’s ability to create or redeem baskets, or could cause losses to the ETPs. An ETP may suspend the issuance of shares at any time which will impact the price of shares of an ETP, resulting in significant difference (premium/discount) between the ETP’s market price and its net asset value. Additionally, the Fund may be unable to transact in the shares of the ETP at an acceptable price and therefore the Fund may be unable to achieve its investment objective.
◦Staking Risk. When an ETP in which the Fund invests stakes an Underlying Crypto Asset, the Underlying Crypto Asset is subject to the risks attendant to staking generally, such as illiquidity, reliance on third-party service providers, slashing, missed rewards, and validator problems and errors. Staking requires that the ETP lock up the staked Underlying Crypto Asset, meaning that the ETP cannot sell or transfer the staked Underlying Crypto Asset. The ETP is subject to the market price volatility of the Underlying Crypto Asset, and it may miss opportunities to sell the staked Underlying Crypto Asset during opportune times. Staking an Underlying Crypto Asset may involve the risk of slashing and concentration risk. Slashing is a penalty imposed on network validators for actions that threaten the blockchain’s integrity and can potentially lead to a significant loss of staked principal. Concentration risks associated with staking include staking activities occurring through a concentrated group of software providers and cloud infrastructure providers that offer staking services to the ETP. Staked Underlying Crypto Assets are also subject to security breaches, network downtime or attacks, smart contract vulnerabilities, and validator or custodian failure or compromise, which can result in a complete loss of the staked Underlying Crypto Assets or a loss of any rewards. The loss of the staked Underlying Crypto Asset (either in whole or partially) during the staking period will have a material adverse effect on the ETP.
•Foreign Securities Risk. The ETPs in which the Fund may invest (or use as a reference asset) may be domiciled in foreign countries and listed on foreign exchanges. ETPs domiciled in Europe may be less liquid than U.S. ETPs and their trading activity may be fractured as a result of listing on multiple exchanges. A European ETP may also trade in multiple currencies. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell investments. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Adviser and Sub-Adviser rely upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. Unscheduled rebalances also expose the Fund to additional tracking error risk.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund is not actively managed, and the Adviser or Sub-Adviser would not sell investments due to current or projected underperformance of an Underlying Crypto Asset, unless that Underlying Crypto Asset is removed from the Index or the selling of investments providing exposure to the Underlying Crypto Asset is otherwise required upon a rebalancing or reconstitution of the Index in accordance with the Index methodology. Unlike with an actively managed fund, the Sub-Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower, or more volatile than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Furthermore, reverse repurchase agreements cost the Fund interest expenses. The Fund may enter into reverse repurchase agreements with a limited number of counterparties, which may further expose the Fund to the risk that a counterparty may be unwilling or unable to sell back the investment contemplated by such arrangement or otherwise to meet its contractual obligations.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. The Fund may gain most of its exposure to the Underlying Crypto Assets through its investment in the Subsidiary, which may invest directly in derivative instruments, including swaps, futures contracts and options. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to certain derivatives instruments within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Asset Diversification Test as described in more detail in the SAI.
If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Adviser’s and Sub-Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including derivatives and crypto-related investments, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.

Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.21shares.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Investment Sub-Adviser:	21Shares US LLC
Portfolio Managers:	Springer Harris, Joran Haugens and Chris Small, each Portfolio Managers of the Adviser, have been portfolio managers of the Fund since its inception in November 2025. Andres Valencia, Executive Vice President of Investment Management at the Sub-Adviser, and Jad Haj Ali, Director and Portfolio Manager at the Sub-Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Valencia and Mr. Ali have each served as a Portfolio Manager of the Fund since its inception in November 2025.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.21shares.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.